                                                                   Exhibit 99.1
                                    FORM OF
                             LETTER OF TRANSMITTAL

                      TO TENDER UP TO 6,700,000 SHARES OF
                 6.50% CUMULATIVE CONVERTIBLE PREFERRED STOCK

                                      OF

                                USX CORPORATION

    IN EXCHANGE FOR 6.75% CONVERTIBLE QUARTERLY INCOME PREFERRED SECURITIES
                       (CONVERTIBLE QUIPSSM* SECURITIES)
                                      OF
                              USX CAPITAL TRUST I


 THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON
       , 1997 (THE "EXPIRATION DATE") UNLESS EXTENDED BY USX CORPORATION


                                EXCHANGE AGENT:

                             THE BANK OF NEW YORK

                               Facsimile Number:
                       (For Eligible Institutions Only)

                                (212) 815-6213

    By Hand or Overnight Courier:                         By Mail:
                                                       (Registered or
                                                 Certified Mail Recommended)


    Tender & Exchange Department                Tender & Exchange Department
         101 Barclay Street                            P.O. Box 11248
     Receive and Deliver Window                     Church Street Station
      New York, New York 10286                  New York, New York 10286-1248


                           Confirm Receipt of Notice
                      of Guaranteed Delivery by Telephone

                                (212) 815-4997

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  The undersigned acknowledges receipt of the Prospectus, dated     , 1997
(the "Prospectus"), of USX Corporation, a Delaware corporation ("USX"), and USX Capital Trust I, a Delaware statutory business trust (the "Trust") which, together with this Letter of Transmittal (the "Letter of Transmittal"), describes USX's offer (the "Exchange Offer") to exchange 6.75% Convertible Quarterly Income Preferred Securities of the Trust, representing preferred undivided beneficial ownership interests in the assets of the Trust (the "Trust Convertible Preferred Securities"), for up to 6,700,000 of the 6,900,000 outstanding shares of its 6.50% Convertible Preferred Stock (the "6.50% Convertible Preferred Stock"). Shares of the 6.50% Convertible Preferred Stock not accepted for exchange because of proration will be returned, as set forth in the Prospectus under the caption "The Exchange Offer--Acceptance of Shares and Proration."

--------
* QUIPS is a servicemark of Goldman, Sachs & Co.

  The Exchange Offer will be effected on the basis of one Trust Convertible Preferred Security for each share of 6.50% Convertible Preferred Stock, in each case validly tendered and accepted for exchange in the Exchange Offer. As of the date of the Prospectus, there are 6,900,000 shares of 6.50% Convertible Preferred Stock outstanding. Shares of 6.50% Convertible Preferred Stock not accepted for exchange because of proration will be returned. The Trust Convertible Preferred Securities have an initial liquidation amount of $50.00 per security. In general, the Trust Convertible Preferred Securities will be convertible at any time following the first date of issuance of any Trust Convertible Preferred Securities and prior to (i) the close of business on March 31, 2037, unless in certain limited circumstances the maturity of the Convertible Junior Subordinated Debentures of USX held by the Trust is shortened, in which case the advanced maturity date or (ii) in the case of Trust Convertible Preferred Securities called for redemption, on the related redemption date, at the option of the holder thereof, into shares of USX-U.S. Steel Group Common Stock, par value $1.00 per share (the "Steel Stock"), of the Company at a conversion price of $46.25 per share of Steel Stock (equivalent to a conversion rate of 1.081 shares of Steel Stock for each Trust Convertible Preferred Security), subject to adjustment in certain circumstances. On March 13, 1997, the last reported sales price of the Steel Stock on the New York Stock Exchange Composite Tape (the "Composite Tape") was $29.125.

  The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

             PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE
              PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW

  THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ANY ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

  List below the shares of 6.50% Convertible Preferred Stock to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Numbers of Shares should be listed on a separate signed schedule affixed hereto.

-------------------------------------------------------------------------------
 DESCRIPTION OF SHARES OF 6.50% CONVERTIBLE PREFERRED STOCK TENDERED HEREWITH
-------------------------------------------------------------------------------
NAME(S) AND
ADDRESS(ES)
    OF                          TOTAL NUMBER OF
REGISTERED                          SHARES
HOLDER(S),                        REPRESENTED
  (PLEASE       CERTIFICATE           BY         NUMBER OF SHARES
 FILL IN)       NUMBER(S)*      CERTIFICATE(S)      TENDERED**
-------------------------------------------------------------------------------

             ------------------------------------------------------------------

             ------------------------------------------------------------------

             ------------------------------------------------------------------

             ------------------------------------------------------------------

              TOTAL SHARES:

-------------------------------------------------------------------------------
  * Need not be completed by book-entry holders.
 ** Unless otherwise indicated, the holder will be deemed to have tendered the full number of shares of 6.50% Convertible Preferred Stock represented by the tendered certificates. See Instruction 2.
-------------------------------------------------------------------------------

  This Letter of Transmittal is to be used if certificates for shares of 6.50% Convertible Preferred Stock are to be forwarded herewith. If delivery of shares of 6.50% Convertible Preferred Stock is to be made through book-entry transfer into the Exchange Agent's account at The Depository Trust Company ("DTC"), this Letter of Transmittal need not be delivered; provided, however, that tenders of shares of 6.50% Convertible Preferred Stock must be effected in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures and the procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering--Book-Entry Transfer."

  Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means any person in whose name shares of 6.50% Convertible Preferred Stock are registered or any other person who has obtained a properly completed stock power from the registered holder or any person whose shares of 6.50% Convertible Preferred Stock are held of record by DTC who desires to deliver such shares by book-entry transfer at DTC.

  Holders whose shares of 6.50% Convertible Preferred Stock are not immediately available or who cannot deliver their shares of 6.50% Convertible Preferred Stock and all other documents required hereby to the Exchange Agent prior to the Expiration Date may tender their shares of 6.50% Convertible Preferred Stock according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery."

--------------------------------------------------------------------------------
 [_] CHECK HERE IF TENDERED SHARES OF 6.50% CONVERTIBLE PREFERRED STOCK ARE
     BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY
     THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution
                                ---------------------------------------------
  The Depository Trust Company:
    Account Number                   Transaction Code Number
                   ----------------                         -----------------

 [_] CHECK HERE IF TENDERED SHARES OF 6.50% CONVERTIBLE PREFERRED STOCK ARE
     BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s)
                                  ------------------------------------------

  Name of Eligible Institution that Guaranteed Delivery
                                                        --------------------

  If delivery is by Book-Entry Transfer:
    Account Number
                  -------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   ODD LOTS
                              (SEE INSTRUCTION 8)

   To be completed ONLY if shares of 6.50% Convertible Preferred Stock are being tendered by or on behalf of a person who beneficially owned as of the
 close of business on March   , 1997, and who will continue to own
 beneficially until the Expiration Date an aggregate of fewer than 100 shares of 6.50% Convertible Preferred Stock.

   The undersigned either (check one box):

   [_] was the beneficial owner as of the close of business on March   ,
      1997, and will continue to be the beneficial owner until the Expiration Date of an aggregate of fewer than 100 shares of 6.50% Convertible Preferred Stock, and is tendering all such shares of 6.50% Convertible Preferred Stock, or

   [_] is an "Eligible Institution" (as defined in the Prospectus) that (i)
       is tendering, for the beneficial owners thereof, shares of 6.50% Convertible Preferred Stock with respect to which it is the record owner and (ii) believes, based upon representations made to it by each such beneficial owner, that each such beneficial owner beneficially
       owned as of the close of business on March   , 1997, and will continue
       to own beneficially until the Expiration Date an aggregate of fewer than 100 shares of 6.50% Convertible Preferred Stock, and is tendering all such shares of 6.50% Convertible Preferred Stock.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    SOLICITED TENDERS (SEE INSTRUCTION 12)

   USX will pay to any Soliciting Dealer, as defined in Instruction 12, a solicitation fee of $1.00 per share of 6.50% Convertible Preferred Stock validly tendered and accepted for exchange pursuant to the Exchange Offer (as herein defined) if the tender of such share was solicited by such Soliciting Dealer from a beneficial owner of 5,000 or fewer shares of 6.50% Convertible Preferred Stock.

 The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

  Name of Firm (please print): _____________________________________________

  Name of Individual Broker or Financial Consultant: _______________________

  Identification Number (if known) _________________________________________

  Address (include zip code): ______________________________________________

--------------------------------------------------------------------------------

The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934 and the applicable rules and regulations thereunder in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Exchange Offer, including because each beneficial owner of shares of 6.50% Convertible Preferred Stock to which this Letter of Transmittal relates is the beneficial owner of 5,000 or fewer shares of 6.50% Convertible Preferred Stock; (iii) in soliciting tenders of shares of 6.50% Convertible Preferred Stock, it has used no soliciting materials other than those furnished by USX and the Trust; and (iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations outside the United States to the same extent as though it were an NASD member.

  If tendered shares of 6.50% Convertible Preferred Stock are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with DTC, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent to receive a solicitation fee.

SOLICITING DEALERS ARE NOT ENTITLED TO A FEE FOR SHARES OF 6.50% CONVERTIBLE PREFERRED STOCK BENEFICIALLY OWNED BY SUCH SOLICITING DEALER.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to USX the above-described shares of 6.50% Convertible Preferred Stock. Subject to, and effective upon, the acceptance for exchange of the shares of 6.50% Convertible Preferred Stock tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, USX, all right, title, and interest in and to such shares. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the undersigned in connection with the Exchange Offer) to cause the shares of 6.50% Convertible Preferred Stock to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the shares of 6.50% Convertible Preferred Stock and to acquire the Trust Convertible Preferred Securities issuable upon the exchange of such tendered shares, and that, when the same are accepted for exchange, USX will acquire good and unencumbered title to the tendered shares of

6.50% Convertible Preferred Stock, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or USX to be necessary or desirable to complete the exchange, assignment and transfer of tendered shares of 6.50% Convertible Preferred Stock or transfer ownership of such shares on the account books maintained by DTC. All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned.

  Consummation of the Exchange Offer is subject to (i) the condition that, immediately after the acceptance for exchange of shares of 6.50% Convertible Preferred Stock, there would be at least 400 record or beneficial holders an aggregate of at least 1,000,000 Trust Convertible Preferred Securities in order to satisfy New York Stock Exchange ("NYSE") minimum listing requirements (the "Minimum NYSE Distribution Condition"); (ii) receipt of at least 3,450,000 validly tendered shares of 6.50% Convertible Preferred Stock; and
(iii) the condition (the "OID Condition") that the Company reasonably expects on the Expiration Date, based upon the terms of the Trust Convertible Preferred Securities and the recent trading values of the 6.50% Convertible Preferred Stock and the Steel Stock, that the Convertible Debentures will not be issued with reportable original issue discount ("OID"). If the fair market value of the Convertible Debentures (as measured by the fair market value of the Trust Convertible Preferred Securities) at the date of issuance does not exceed $45.125, the Convertible Debentures would be treated as having been issued with OID.

  USX expressly reserves the right, in its sole discretion, to extend, amend or modify the terms and conditions of the Exchange Offer (other than the Minimum NYSE Distribution Condition and the OID Condition, which conditions may not be waived by the Company) in any manner, or to withdraw or terminate the Exchange Offer at any time for any reason. The undersigned recognizes that as a result of the foregoing, USX may not be required to exchange any of the shares of 6.50% Convertible Preferred Stock tendered hereby and, in such event, the shares of 6.50% Convertible Preferred Stock not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned. Tendered shares of 6.50% Convertible Preferred Stock may be withdrawn at any time prior to the Expiration Date and, unless accepted for exchange by USX, may be withdrawn at any time after 40 business days after the date of the Prospectus.

  Certificates for all Trust Convertible Preferred Securities delivered in exchange for tendered shares of 6.50% Convertible Preferred Stock delivered herewith but not exchanged, registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

--------------------------------------------------------------------------------
                         TENDERED HOLDER(S) SIGN HERE
                  (Complete accompanying substitute Form W-9)

 ---------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                          (Signature(s) of Holder(s))

 Dated:         , 1997
       ---------

   (Must be signed by registered Holder(s) exactly as name(s) appear(s) on certificate(s) for shares of 6.50% Convertible Preferred Stock or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith or, if the shares of 6.50% Convertible Pre-ferred Stock are held of record by DTC, the person in whose name such shares are registered on the books of DTC. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corpora-tion or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See instruction 3.

 Name(s):
     ------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                                 (Please Print)
 Capacity (full title):
                       ------------------------------------------------------
 Address:
         --------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                              (Including Zip Code)

 Area Code and Telephone No.
                            -------------------------------------------------

 Taxpayer Identification No.
                            -------------------------------------------------

          GUARANTEE OF SIGNATURE(S) (If Required--See Instruction 3)

 Authorized Signature:
                       ------------------------------------------------------
 Name:
      -----------------------------------------------------------------------

 Title:
      -----------------------------------------------------------------------

 Address:
         --------------------------------------------------------------------

 Name of Firm:
             ----------------------------------------------------------------
 Area Code and Telephone Number:
                                ---------------------------------------------
 Dated:         , 1997
       ----------

--------------------------------------------------------------------------------

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. Delivery of this Letter of Transmittal and Certificates. Certificates for all physically delivered shares of 6.50% Convertible Preferred Stock as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, or confirmation of any book-entry transfer to the Exchange Agent's account at DTC of shares of 6.50% Convertible Preferred Stock tendered by book-entry transfer, must be received by the Exchange Agent at either of its addresses set forth herein prior to the Expiration Date.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE SHARES OF 6.50% CONVERTIBLE PREFERRED STOCK AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED.

  Holders whose shares of 6.50% Convertible Preferred Stock are not immediately available or who cannot deliver their shares of 6.50% Convertible Preferred Stock and all other required documents to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis may tender their shares of 6.50% Convertible Preferred Stock pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus); (ii) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a letter, telex, telegram, or facsimile transmission setting forth the name and address of the tendering Holder, the names in which such shares are registered, and, if possible, the certificate numbers of the shares of 6.50% Convertible Preferred Stock to be tendered; and (iii) all tendered shares of 6.50% Convertible Preferred Stock as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, or a confirmation of any book-entry transfer of such shares into the Exchange Agent's account at DTC, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such letter, telex, telegram, or facsimile transmission, all as provided in the Prospectus under the caption "The Exchange Offer-- Procedures for Tendering-- Guaranteed Delivery."

  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the shares of 6.50% Convertible Preferred Stock for exchange.

  2. Partial Tenders; Withdrawals. If less than the entire number of shares of 6.50% Convertible Preferred Stock evidenced by a submitted certificate is tendered, the tendering Holder must fill in the number of shares tendered in the box entitled "Number of Shares Tendered." A newly issued certificate for shares of 6.50% Convertible Preferred Stock submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All shares of 6.50% Convertible Preferred Stock evidenced by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  Tenders of shares of 6.50% Convertible Preferred Stock pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date and, unless accepted for exchange by USX, may be withdrawn at any time after 40 business days after the date of the Prospectus. To be effective, a written, telegraphic, telex, or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered shares of 6.50% Convertible Preferred Stock to be withdrawn, the certificate numbers of the shares of 6.50% Convertible Preferred Stock to be withdrawn, the number of shares of 6.50% Convertible Preferred Stock delivered for exchange, a statement that such a Holder is withdrawing its election to have such shares exchanged and the name of the registered Holder of such shares and must be signed by the Holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to USX that the person withdrawing the tender has succeeded to the beneficial ownership of the shares of 6.50% Convertible Preferred Stock being withdrawn. The Exchange Agent will return properly withdrawn shares of 6.50% Convertible Preferred Stock promptly following receipt of notice of withdrawal. If shares of 6.50% Convertible Preferred Stock have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn shares of 6.50% Convertible Preferred Stock or otherwise comply with DTC's procedures. All questions as to the validity of notice of withdrawal, including time of receipt, will be determined by USX, and such determination will be final and binding on all parties. Withdrawals of tenders of shares of 6.50% Convertible Preferred Stock may not be rescinded and any shares of 6.50% Convertible Preferred Stock withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. Properly withdrawn shares of 6.50% Convertible Preferred Stock, however, may be retendered by following the procedures therefor at any time prior to the Expiration Date.

  3. Signature on this Letter of Transmittal: Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder(s) of the shares of 6.50% Convertible Preferred Stock tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the shares of 6.50% Convertible Preferred Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the shares of 6.50% Convertible Preferred Stock tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign, and submit as many separate copies of this Letter of Transmittal as there are different registrations of shares of 6.50% Convertible Preferred Stock.

  When this Letter of Transmittal is signed by the registered Holder(s) of shares of 6.50% Convertible Preferred Stock listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required. If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the shares of 6.50% Convertible Preferred Stock listed, such shares must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to USX and duly executed by the registered Holder(s), in either case signed exactly as the name or names of the registered Holder(s) appear(s) on the shares of 6.50% Convertible Preferred Stock.

  If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by USX, proper evidence satisfactory to USX of their authority so to act must be submitted.

  Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

  Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the shares of 6.50% Convertible Preferred Stock are tendered (i) by a registered Holder of such shares, or (ii) for the account of an Eligible Institution.

  4. Transfer Taxes. USX shall pay all transfer taxes, if any, applicable to the transfer and exchange of shares of 6.50% Convertible Preferred Stock to it or its order pursuant to the Exchange Offer. If, however, certificates representing Trust Convertible Preferred Securities or shares of 6.50% Convertible Preferred Stock not tendered or accepted for exchange, are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of such shares tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of shares of 6.50% Convertible Preferred Stock to USX or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

  Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the shares of 6.50% Convertible Preferred Stock listed in this Letter of Transmittal.

  5. Extensions, Amendments and Termination. USX expressly reserves the right to extend, waive, amend, or modify the terms or conditions of the Exchange Offer or withdraw or terminate the Exchange Offer at any time and for any reason.

  6. Mutilated, Lost, Stolen, or Destroyed Certificates. Any Holder whose certificates for shares of 6.50% Convertible Preferred Stock have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated below for further instructions.

  7. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the addresses and telephone number set forth above. In addition, all questions relating to the Exchange Offer as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Goldman, Sachs & Co., telephone (800) 323-5678, Merrill Lynch & Co., telephone (800) 436-1019 or Morrow & Co., Inc., telephone (800) 566-9061 (banks and brokerage firms please call (800) 662-5200).

  8. Odd Lots. As described in the Prospectus, if the number of shares of 6.50% Convertible Preferred Stock properly tendered and not withdrawn before the Expiration Date is greater than 6,700,000 (or such greater number of shares of 6.50% Convertible Preferred Stock as the Company may elect to purchase pursuant to the Exchange Offer), the Company, upon the terms and subject to the conditions of the Exchange Offer, will accept shares of 6.50% Convertible Preferred Stock for purchase first from all shares of 6.50% Convertible Preferred Stock properly tendered and not withdrawn before the Expiration Date by any shareholder who beneficially owned as of the close of
business on March   , 1997, and who continued to own beneficially until the
Expiration Date an aggregate of fewer than 100 shares of 6.50% Convertible Preferred Stock, who tendered all shares of 6.50% Convertible Preferred Stock beneficially owned by such person (partial tenders of shares of 6.50% Convertible Preferred Stock will not qualify for this preference) and who completes the box captioned "Odd Lots" in this Letter of Transmittal and, if applicable, on the Notice of Guaranteed Delivery. This preference will not be available unless the box above entitled "Odd Lots" is completed.

  9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Letters of Transmittal or shares of 6.50% Convertible Preferred Stock will be resolved by USX, whose determination will be final and binding. USX reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of USX's counsel, be unlawful. USX also reserves the right to waive any irregularities or conditions of tender as to the particular shares of 6.50% Convertible Preferred Stock covered by any Letter of Transmittal or tendered pursuant to such letter. None of USX, the Exchange Agent, the Dealer Managers, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. USX's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

  10. Substitute Form W-9. Except as described below under "Important Tax Information," federal income tax laws require each tendering holder to provide USX with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 which is provided below, and to indicate whether or not the holder is not subject to backup withholding by crossing out Part 2 of the Substitute Form W-9 if the holder is currently subject to backup withholding. Failure to provide the information on such form or to cross out Part 2 of such form if applicable may subject the tendering holder to 31% federal income tax withholding on payments made to the holder. The box in Part 3 of such form may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the holder is not provided with a TIN within sixty (60) days, USX will withhold 31% on all such payments thereafter until a TIN is provided to it.

  11. Definitions. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

  12. Solicited Tenders. USX will pay to a Soliciting Dealer (as defined herein) a solicitation fee of $1.00 per share of 6.50% Convertible Preferred Stock validly tendered and accepted for exchange pursuant to the

Exchange Offer if the tender of such share was solicited by such Soliciting Dealer from a beneficial owner of 5,000 or fewer shares of 6.50% Convertible Preferred Stock. For purposes of this Instruction 12, "Soliciting Dealer" includes (i) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, who is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD who agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company, any one of whom has solicited and obtained a tender pursuant to the Exchange Offer. No such fee shall be payable to a Soliciting Dealer in respect of shares of 6.50% Convertible Preferred Stock registered in the name of such Soliciting Dealer unless such shares of 6.50% Convertible Preferred Stock are held by such Soliciting Dealer as nominee and such shares of 6.50% Convertible Preferred Stock are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No solicitation fee shall be payable to a Soliciting Dealer with respect to the tender of shares of 6.50% Convertible Preferred Stock unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer as such in the box captioned "Solicited Tenders."

  If tendered shares of 6.50% Convertible Preferred Stock are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with DTC, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent within three NYSE trading days after the Expiration Date in order to receive a solicitation fee. No solicitation fee shall be payable to a Soliciting Dealer in respect of shares of 6.50% Convertible Preferred Stock
(i) beneficially owned by such Soliciting Dealer or (ii) registered in the name of such Soliciting Dealer unless such shares of 6.50% Convertible Preferred Stock are held by such Soliciting Dealer as nominee and such shares of 6.50% Convertible Preferred Stock are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or the Notice of Solicited Tenders. No solicitation fee shall be payable to the Soliciting Dealer with respect to the tender of shares of 6.50% Convertible Preferred Stock by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR SHARES OF 6.50% CONVERTIBLE PREFERRED STOCK AND ALL OTHER REQUIRED DOCUMENTS) OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a holder whose tendered shares of 6.50% Convertible Preferred Stock are accepted for exchange is required to provide USX with such holder's correct taxpayer identification number ("TIN") on a Substitute Form W-9. If a holder is an individual, the TIN is the holder's social security number. If USX is not provided with the correct TIN, the holder may be subject to a penalty imposed by the Internal Revenue Service ("IRS"). In addition, payments that are made to such holder with respect to Trust Convertible Preferred Securities acquired pursuant to the Exchange Offer may be subject to backup withholding.

  If backup withholding applies, USX is required to withhold 31% of all payments with respect to the Trust Convertible Preferred Securities made to a holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

  To prevent backup withholding on payments that are made to a holder with respect to Trust Convertible Preferred Securities, the holder is required to notify USX of his or its correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on such form is correct (or that such holder is awaiting a TIN) and whether or not (i) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding.

  Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A corporation must, however, complete the Substitute Form W-9, including providing its TIN (unless it is a foreign corporation that does not have a TIN) and indicating that it is exempt from backup withholding, in order to establish its exemption from backup withholding. A foreign corporation or individual, or other foreign person, must submit a statement, signed under penalties of perjury, attesting to such person's status as a non-United States person. Such statements can be obtained from the Exchange Agent.

  See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

-------------------------------------------------------------------------------
                         PAYER'S NAME: USX CORPORATION
-------------------------------------------------------------------------------

                                                       -----------------------
 SUBSTITUTE           PART I--PLEASE PROVIDE YOUR      Social security number
                      TIN IN THE BOX AT RIGHT AND
 FORM W-9             CERTIFY BY SIGNING AND DATING
                      BELOW.                                     OR

                                                       -----------------------
                                                       Employer identification
                                                                number
-------------------------------------------------------------------------------

    DEPARTMENT OF
   THE TREASURY            PART II--I am not subject to backup withholding
INTERNAL REVENUE SERVICE   because (i) I am exempt from backup withholding, (ii)
                           I have not been notified by the Internal Revenue
                           Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.
                           (You must cross out this Part 2 if you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return.)

-------------------------------------------------------------------------------
    PAYER'S REQUEST
     FOR TAXPAYER          CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY
    IDENTIFICATION         THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE,
     NUMBER (TIN)          CORRECT, AND COMPLETE.


                     ----------------------------------------------------------

                      Signature: ______________ Date: ____________  PART III
                      Name (Please Print):                           Awaiting
                                                                      TIN [_]

-------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


-------------------------------------------------------------------------------
                     CERTIFICATE OF TAXPAYER AWAITING TIN

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to an appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 -------------------------------------    ----------------------------------
               Signature                                  Date

 -------------------------------------
          Name (Please Print)

-------------------------------------------------------------------------------